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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               SEPTEMBER 22, 2000
                Date of Report (Date of earliest event reported)



                         Commission file number 1-10841

                              GREYHOUND LINES, INC.
              and its Subsidiaries identified in Footnote (1) below
             (Exact name of registrant as specified in its charter)



              DELAWARE                                86-0572343
   (State or other jurisdiction of                 (I.R.S. employer
    incorporation or organization)                identification no.)


  15110 N. DALLAS PARKWAY, SUITE 600
            DALLAS, TEXAS                                75248
(Address of principal executive offices)               (Zip code)


                                 (972) 789-7000
              (Registrant's telephone number, including area code)



                                      NONE
      (Former name, former address and former fiscal year, if changed since last report)


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CO-REGISTRANTS

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

                                                                                    I.R.S. EMPLOYER     JURISDICTION
                                                             COMMISSION             IDENTIFICATION           OF
NAME                                                           FILE NO.                    NO.             INCORP.
----                                                         ------------           ---------------     -------------

Atlantic Greyhound Lines of Virginia, Inc.                   333-27267-01              58-0869571        Virginia

GLI Holding Company                                          333-27267-04              75-2146309        Delaware

Greyhound de Mexico, S.A. de C.V.                            333-27267-05                 None           Republic of
                                                                                                         Mexico

Sistema Internacional de Transporte de Autobuses, Inc.       333-27267-08              75-2548617        Delaware

Texas, New Mexico & Oklahoma Coaches, Inc.                   333-27267-10              75-0605295        Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.                                      333-27267-11              75-1188694        Texas
(Same as Texas, New Mexico & Oklahoma Coaches, Inc.)

Vermont Transit Co., Inc.                                    333-27267-12              03-0164980        Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671



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                     GREYHOUND LINES, INC. AND SUBSIDIARIES


ITEM 5.  OTHER EVENTS

Laidlaw Inc. ("Laidlaw"), the parent of Greyhound Lines, Inc. ("Greyhound") announced that, as a result of ongoing discussions with its banks and debenture holders, Laidlaw anticipates that it will obtain secured financing facilities, which will be sufficient to satisfy its projected seasonal and ongoing working capital needs, as well as its near-term capital expenditure needs.

Laidlaw has been discussing financing arrangements, which would provide one or more of the following, each of which is subject to negotiations and execution of definitive documentation:

     o Up to a $200 million revolving credit facility and a $50 million sub-facility for letters of credit (LOCs) for Laidlaw from a group of financial institutions led by Canadian Imperial Bank of Commerce.

     o Up to a $125 million revolving facility with a $25 million LOC sub-facility for Greyhound from Foothill Capital Corporation.

     o An accounts receivable securitization transaction, which will provide up to $150 million.

Laidlaw is soliciting the consent of holders of Laidlaw's debentures to waive compliance with certain provisions of the indentures relating to the incurrence of secured indebtedness, thus allowing these new financing facilities to be put in place.

Should Greyhound close the Foothill facility or otherwise elect not to enter into the banking-syndicate facility, the bank facility would be reduced by an amount to be agreed upon. In addition, Greyhound has entered into a commitment for an alternate short-term facility that does not require the consent of holders of Laidlaw's debentures.

In addition to the consent of the debenture holders, Laidlaw is seeking the consent of the lenders under its syndicated bank facility to complete the foregoing financing transactions.

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are competitive pressures, changes in pricing policies, business conditions in the marketplace, general economic conditions, cooperation of lenders and debt security holders, negotiation and execution of definitive documentation for the financing facilities and the risk factors detailed from time to time in Greyhound's periodic reports and registration statements filed with the Securities and Exchange Commission


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 22, 2000

                                 GREYHOUND LINES, INC.

                                 By:  /s/ Jeffrey W. Sanders
                                     ------------------------------------------
                                     Jeffrey W. Sanders
                                     Senior Vice President and Chief Financial
                                     Officer

                                 ATLANTIC GREYHOUND LINES OF
                                 VIRGINIA, INC.

                                 By:  /s/ Jeffrey W. Sanders
                                     ------------------------------------------
                                     Jeffrey W. Sanders
                                     Senior Vice President and Chief Financial
                                     Officer

                                 GLI HOLDING COMPANY

                                 By:  /s/ Jeffrey W. Sanders
                                     ------------------------------------------
                                     Jeffrey W. Sanders
                                     Senior Vice President and Chief Financial
                                     Officer

                                 GREYHOUND de MEXICO S.A. de C.V.

                                 By:  /s/ Cheryl W. Farmer
                                     ------------------------------------------
                                     Cheryl W. Farmer
                                     Examiner

                                 SISTEMA INTERNACIONAL de TRANSPORTE de
                                 AUTOBUSES, INC.

                                 By:  /s/ Jeffrey W. Sanders
                                     ------------------------------------------
                                     Jeffrey W. Sanders
                                     Senior Vice President and Chief Financial
                                     Officer

                                 TEXAS, NEW MEXICO & OKLAHOMA
                                 COACHES, INC.

                                 By:  /s/ Jeffrey W. Sanders
                                     ------------------------------------------
                                     Jeffrey W. Sanders
                                     Senior Vice President and Chief Financial
                                     Officer

                                 T.N.M. & O. TOURS, INC.

                                 By:  /s/ Jeffrey W. Sanders
                                     ------------------------------------------
                                     Jeffrey W. Sanders
                                     Senior Vice President and Chief Financial
                                     Officer

                                 VERMONT TRANSIT CO., INC.

                                 By:  /s/ Jeffrey W. Sanders
                                     ------------------------------------------
                                     Jeffrey W. Sanders
                                     Senior Vice President and Chief Financial
                                     Officer